Exhibit 99.1

Exhibit 99.1

Fulton Financial Corporation

Investor Presentation

June 2004

Fulton Financial Corporation 1

Forward-looking statement

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

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Presentation outline

Corporate profile

Strategic initiatives

Asset quality

Future direction

Financial performance

Fulton Financial Corporation 3

Fulton Financial profile

Regional financial holding company (formed in 1982)

12 bank subsidiaries and 3 financial services subsidiaries in 5 states

Asset size: $10.5 billion

Second largest commercial bank headquartered in Third Federal Reserve District

Fulton Bank founded in 1882

Fulton Financial Corporation 4

Where are we located?

Fulton Financial Corporation 5

Assets by affiliate

(as of 3/31/04, in thousands)

Fulton Bank $ 4,052,000

Lafayette Ambassador Bank 1,202,000

The Bank 1,049,000

Resource Bank 886,000

Lebanon Valley Farmers Bank 772,000

Premier Bank 533,000

Hagerstown Trust Company 462,000

Skylands Community Bank 422,000

Delaware National Bank 361,000

FNB Bank, N.A. 289,000

Swineford National Bank 279,000

The Peoples Bank of Elkton 108,000

Fulton Financial Corporation 6

Fulton Financial Advisors, N.A.

Includes Dearden Maguire Weaver and Barrett, LLC and Fulton Insurance Services Group

As of March 31, 2004:

$5.3 billion; $3.8 billion in assets under management

Products and Services

Personal trust

Asset management

Retirement services

Brokerage

Insurance

Corporate trust

Cash management

Private banking

Named Community-Based Bank Brokerage Program of the Year in 2003 by Bank Insurance and Securities Association (BISA)

Fulton Financial Corporation 7

Fulton Mortgage Company

Coordinates residential mortgage lending throughout 11 affiliates

Expanded, competitive product line to customers of all affiliates

In partnership with each affiliate, focused management team on residential mortgages

Entry into new markets for FFC

Record originations in 2003

Residential lending at Resource Bank provided through Resource Mortgage

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Mission statement

We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.

We will conduct all of our business with honesty and integrity.

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Corporate ethics

Longstanding written code of conduct

No “gray” areas

Expectations clearly outlined

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What have we accomplished?

8.8% compounded annual growth rate in earnings per share

22 consecutive years of record earnings

30 consecutive years of dividend increases

10.3% compounded annual growth rate in dividends per share

Proven business model

Consistent performance

Fulton Financial Corporation 11

Five-year performance

1998 2003

Net income per share $ .84 $ 1.22

Cash dividends per share $ .35 $ .59

Return on assets 1.60% 1.57%

Return on equity 15.06% 15.45%

Efficiency ratio 55.30% 53.80%

Dividend payout 41.60% 48.70%

Restated for 5% stock dividend declared in April, 2004.

Fulton Financial Corporation 12

Stock highlights (as of 03/31/04)

Average daily trading volume 116,730

Number of analysts 11

Number of market makers 35

Number of shares outstanding 117.2 million

Market capitalization $2.59 billion

Annual meeting attendance 2,000 shareholders

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Employee stock ownership

70% of our employees collectively own more than 2 million shares of Fulton Financial Corporation stock

Stock options help us to retain high-performing, long-term employees

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Stock performance (2003)

WITHOUT dividend reinvestment:

15% compounded annual rate of return

WITH dividend reinvestment:

19% compounded annual rate of return

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Employee retention

Exempt

Non-exempt

Overall

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Employee opinion survey

Customer service

Management team performance

Company image and mission

Team orientation

Technology and systems

Training and development

Sales orientation

Work effectiveness

Pay and benefits

Employee satisfaction

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Customer satisfaction

96% of our customers are Extremely or Very Satisfied with their Fulton Financial affiliate bank

86% of our commercial customers are Satisfied or Very Satisfied with us

Compared to national average of 55% of customers who are very satisfied with their financial institution*

* Source: 2003 American Banker/Gallup consumer survey

Fulton Financial Corporation 18

Deposit composition trends

Mar. ‘04 Mar. ‘03

Non Interest-Bearing Demand 18% 19%

Interest-Bearing Demand 18% 16%

Money Market 13% 13%

Savings 11% 10%

Time Deposits 34% 37%

Customer Repos 6% 5%

Total Deposits 100% 100%

Fulton Financial Corporation 19

Funding sources

as of 3/31/04

1%

14%

10%

75%

Deposits and Customer Repurchase Agreements

Capital (GAAP)

Other Borrowings

Other Liabilities

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Community involvement

Employees are actively involved in their own communities

The community benefits from this support

The banks receive additional business as a result of the relationships and goodwill that are developed

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Corporate strategic initiatives

Achieving consistent earnings growth

Maintaining high asset quality

Expanding the franchise through our well-developed acquisition strategy

Diversifying revenue stream by increasing the contribution of non-interest income

Managing capital

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Capital (At March 31, 2004)

Total Capital (GAAP): $968 million

Total Regulatory Capital: $908 million

Ratios:

Total Risk-based Capital 13.0%

Tier 1 Risk-based Capital 11.8%

Leverage Capital 8.7%

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Acquisitions

Resource Bank

Premier Bank

Drovers & Mechanics Bank

18 Sovereign Bank Branches

Dearden, Maguire, Weaver and Barrett, Inc.

Skylands Community Bank

Ambassador Bank of the Commonwealth

Lebanon Valley National Bank

Peoples Bank of Elkton

Woodstown National Bank & Trust Company

Bank of Gloucester County

Delaware National Bank

Central Pennsylvania Savings Association

Hagerstown Trust Company

Denver National Bank

Great Valley Savings Association

First National Bank of Danville

Second National Bank of Nazareth

Lafayette Trust Bank

Pen Argyl National Bank

Swineford National Bank

Farmers Trust Bank

Fulton Financial Corporation 24

Premier Bank

Acquired on August 1, 2003

Assets of $600 million

Headquartered in Bucks County, PA

Six branches in Montgomery and Bucks counties, the second and third wealthiest counties in Pennsylvania

Historical double-digit growth in deposits, loans, fee income and net income

Strong asset quality

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Resource Bankshares Corporation

Acquired on April 1, 2004

Assets of $860 million; headquartered in Virginia Beach, Virginia

The only Virginia-based bank with offices in Virginia’s three major markets

Market area accounts for over 71% of all deposits in state of Virginia

Allows for expansion of Fulton Financial Advisors, retail and commercial banking

Senior lenders average 24 years of industry experience

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What do we look for?

High growth areas

Dynamic market demographics

Strong performance

Asset quality

Talented and dedicated staff

Compatible corporate culture

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Acquisitions in new markets

What changes?

Replicate strong credit culture

Loan review

Investments

Asset/liability management

Compliance

Common operating platform

Audit

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Acquisitions in new markets

What stays the same?

Bank name

Board of Directors

Management team

Employees

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Benefits to new affiliates

Increased non-interest income due to introduction of new products and services

Additional capital

Increased lending capacity

Reduced expenses

Proven merger/conversion expertise

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Product availability

Investment management

Brokerage services

Insurance

(whole life, term life, long-term care through advisors)

Cash management

On-line banking

Debit/credit cards

Residential mortgages

Specialized lending (leasing and indirect)

International services

Correspondent banking

Fulton Financial Corporation 31

Other Income As a Percent of Total Income

16.0% 16.2% 16.9% 17.9% 19.4% 22.9% 25.0% 27.0% 24.0%

96 97 98 99 00 01 02 03 3/04

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Growth in wealth management/ trust services revenue

$0.0 $6.0 $12.0 $18.0 $24.0 $30.0 $36.0

Dollars in millions

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Other income

$0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0

Dollars in millions

Note: In 2001, we acquired Dearden, Maguire, Weaver & Barrett, LLC

Fulton Financial Corporation 34

Other income (YTD March)

2004 2003 $ %

(dollars in thousands)

Invt Mgt & Trust $ 8,640 $ 8,340 $ 300 4%

Deposit-related Revenue 3,800 3,540 260 7%

Service Charges 3,760 3,750 10 0%

Mort. Sales & Serv. 2,060 5,950 (3,890) -65%

Cash Mgt Revenue 1,940 1,920 20 1%

Success Card Revenue 1,240 1,230 10 1%

Merchant Revenue 1,230 1,010 220 22%

Other 3,730 3,660 70 2%

Total $ 26,400 $ 29,400 $ (3,000) -10%

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Moody’s Investor Service

Short-term rating P-1

Long-term rating:

Issuer A-2

Lead Bank Deposits A-1

Outlook: Positive

Fitch Ratings

Short-term rating F-1

Long-term rating A

Outlook: Stable

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Loan diversification (3/31/04)

Consumer and Other

Residential Mortgage

Commercial Loans

Home Equity

Commercial Mortgage

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Summary of larger loans

25 relationships with commitments to lend of $20 million or more

Maximum individual commitment of $30 million

Average commercial loan commitment is $546,000

Loans and corresponding relationships are within Fulton’s geographical market area

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Commercial loan concentration

by industry (as of 3/31/04)

Industry %

R/E—Rental 17.4

Construction 16.4

Services 14.1

Manufacturing 10.8

Retail 8.5

Health Care 8.2

Agriculture 6.9

Wholesale 5.3

Other 4.6

Arts and Entertainment 3.7

Transportation 2.2

Financial Services 1.9

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Possible Future Expansion

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Quarter ended March 31, 2004

$ 0.31 Net income per share

(3.3% increase over 2003)

$ 0.152 Cash dividends per share

(11.8% increase over 2003)

1.49% Return on assets

15.18% Return on equity

55.00% Efficiency ratio

Restated for 5% stock dividend declared in April, 2004.

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Average Balances (YTD March)

2004 2003 $ %

(dollars in millions)

Investments $ 2,830 $ 2,390 $ 440 18%

Loans 6,190 5,350 840 16%

Deposits 7,110 6,470 640 10%

Borrowings 1,500 850 650 76%

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Average Loan Growth (YTD March)

2004 2003 $ %

(dollars in millions)

Commercial $ 1,960 $ 1,690 $ 270 16%

Comm’l Mort 2,270 1,760 510 29%

Resid Mort 490 580 (90) -16%

Cons./Other 1,470 1,320 150 11%

Total Loans $ 6,190 $ 5,350 840 16%

Fulton Financial Corporation 43

Peer group

Commerce Bancorp

First Commonwealth Financial

First Financial Bancorp.

FirstMerit Corp.

Fulton Financial Corp

Hudson United Bancorp.

Mercantile Bankshares Corp.

North Fork Bankcorp.

Provident Bankshares Corp.

Riggs National Corp.

Sky Financial Group Inc.

Susquehanna Bancshares

TrustCo Bank Corp. of NY

United Bankshares Inc.

Valley National Bancorp

Wilmington Trust Co.

Fulton Financial Corporation 44

Net charge-offs to average loans

90 91 92 93 94 95 96 97 98 99 00 01 02 03 3/04

Top 50

Peer

FFC

Source: SNL Financial Datasource

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Non-performing assets to total assets

Top 50

Peer

FFC

Fulton Financial Corporation 46

90 91 92 93 94 95 96 97 98 99 00 01 02 03 3/04

Net interest margin

Top 50

Peer

FFC

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Asset/Liability Management

Interest rate “shocks” (as of 03/31/04)

Rate Change NII Change (Annual) % Change

+300 bp + $ 23.1 million + 7.6%

+200 bp + $ 16.9 million + 5.5%

+100 bp + $ 13.3 million + 4.4%

-100 bp - $ 18.6 million - 6.1%

Source: FFC Asset/Liability Modeling

Fulton Financial Corporation 48

Investment portfolio

Portfolio Components Ending Bal. Average Credit

( in millions) 03/31/2004 Life (yrs.) Rating

Mortgage-backed securities $ 2,132.7 3.2 AAA—agency issued

Treasuries and agencies $ 82.6 0.5 AAA

Municipals $ 267.0 4.2 AAA—insured

Bank-issued trust preferred stock $ 16.1 16.7 various/callable: 5 yrs

Other/short-term Inv. $ 67.8 NA AAA

Bank stocks $ 75.5 NA not rated

FHLB stock $ 43.9 NA AAA

Unrealized gain—bank stock $ 12.1

Unrealized gain—bonds $ 12.2

TOTAL INVESTMENTS $ 2,709.9 3.3

NOTE : DOES NOT INCLUDE RESOURCE BANK

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Bank stock gains

(percent contribution to EPS)

91 92 93 94 95 96 97 98 99 00 01 02 03 3/04

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Efficiency ratio

90 91 92 93 94 95 96 97 98 99 00 01 02 03 3/04

Top 50

Peer

FFC

Source: SNL Financial Datasource

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Other Expenses (YTD March)

2004 2003 $ %

(dollars in thousands)

Salaries & Benefits $ 36,960 $ 33,320 $ 3,640 11%

Occupancy & Equip. 8,160 7,760 400 5%

Data Processing 2,820 2,860 (40) -1%

Advertising 1,530 1,230 300 24%

Telecommun. 1,260 1,230 30 2%

State Tax 1,360 1,290 70 5%

Stat. & Supplies 1,220 1,040 180 17%

Postage 1,070 1,040 30 3%

Operating Risk Loss 710 600 110 18%

Amortization 990 360 630 175%

Other Expenses 6,520 5,170 1,350 26%

Total $ 62,600 $ 55,900 $ 6,700 12%

Fulton Financial Corporation 52

Corporate Governance

Internal controls over financial reporting process

SOX and NASDAQ listing standards

Independent directors determined

Executive sessions

Executive compensation and nominating committees

SOX compliant written Code of Conduct

Corporate disclosure committee and Audit committee -formal review process for relevant financial filings

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Looking ahead

Continued focus on:

Strong asset quality

Growth in non-interest income, particularly from Advisors

Expansion of franchise geographically

Increased loan activity

Core deposit growth

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Board of Directors

Focused on maximizing shareholder value with an annual increase in earnings per share in the range of 10%

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Overview

Shareholders

maximize shareholder value

Customers

create financial success

Employees

create career success

Communities

create prosperity

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Fulton Financial Corporation

One Penn Square

Lancaster, PA 17602

www.fult.com

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Where are we located?

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Possible Future Expansion

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